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NEWS RELEASE

Contact:          Valerie Motis
                  Peregrine Systems, Inc.
                  (858) 720-5278
                  VMOTIS@PEREGRINE.COM

                  Jeff Eldot
                  Brodeur Worldwide
                  (602) 282-5445
                  JELDOT@BRODEUR.COM


   PEREGRINE SYSTEMS COMPLETES ACQUISITIONS OF TELCO RESEARCH AND BARNHILL
                     MANAGEMENT GROUP LEADING PROVIDERS OF
            TELEPHONY INFRASTRUCTURE MANAGEMENT PRODUCTS AND SERVICES

     ACQUISITIONS DELIVER ON VISION OF END-TO-END INFRASTRUCTURE MANAGEMENT,
                         PEREGRINE TELCO UNIT IS FORMED

SAN DIEGO, APRIL 3, 2000 -- Peregrine Systems, Inc. (NASDAQ: PRGN) the leading provider of Infrastructure Management software and e-Infrastructure solutions, today announced that it has completed the acquisition of Telco Research Corporation Limited, acquiring all of the outstanding shares of Telco Research. The acquisition brings extensive telephony infrastructure management capabilities to Peregrine Systems Infrastructure Management product line.

Under the terms of the agreement, Telco Research has become a wholly-owned subsidiary of Peregrine Systems, which shall be named Peregrine Telco during the initial integration period.

Telecommunications costs can represent the third or fourth highest variable expense for a corporation. These costs have experienced 15% annual growth rates resulting from the impact of new services such as voicemail, inter-office networking, Internet access, teleconferencing, data and facsimile transmissions and rate adjustments. The combination of Peregrine Systems applications ServiceCenter(R), AssetCenter(TM) and FacilityCenter(TM) with Telco Research offerings, including the TRU product line will enable customers to manage the cost and performance of every significant component of infrastructure.

In addition, Peregrine Systems, Inc. announced the completion of the acquisition of privately held Barnhill Management Group. Barnhill had previously been a services and solutions delivery partner for Peregrine Systems infrastructure management products, with extensive experience in the telecommunications industry. Barnhill will become part of Peregrine Systems North American sales and professional services operations with a particular focus on the communication and media industry.

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"Peregrine Systems vision of infrastructure management includes the management of every resource used by companies to deliver on their business missions," said Steve Gardner, president and CEO of Peregrine Systems. "We started with IT and expanded our solutions to encompass facilities, transportation and knowledge resources. The addition of Peregrine Telco to our Infrastructure Management portfolio adds the ability to manage voice and data telecommunications resources for our customers in every market segment as well as the core competency to support them in that effort. With the further addition of Barnhill Management Group, we are creating a strong team to deliver end-to-end solutions for communication and media industries."

"Peregrine Telco will build upon Telco Research's best of breed voice and data network management products as well as our 25 years of experience in network accounting and billing," said Paul Cleckner, newly appointed General Manager for Peregrine Telco. "The complementary product lines will benefit both Peregrine Systems and Telco Research customers."

Mike Whitt, President of Barnhill Management Group, commented, "We are delighted to be part of the Peregrine Systems team and all of our customers, especially those in the communications and media industries, will soon see a rapid expansion of our capability to deliver even more comprehensive infrastructure management and employee self service solutions." Mr. Whitt and other Barnhill executives will join the North American operations of Peregrine Systems under the terms of the transaction.

ABOUT TELCO RESEARCH CORPORATION LIMITED
The longstanding leader in the U.S. voice network management arena, recent Dun & Bradstreet information depicts Telco Research as the world's leader in its industry. With offices in the U.S., the U.K., Canada and Belgium, Telco Research offers the world the best in voice and data management solutions. Products include TRU C@ll Accountant(TM), TRU SERVER(TM), TRU SYSTEM(TM), TRU Enterprise Network Accountant(TM), TRU Access Manager(TM), Spectif(TM), and ORBi-TEL. Company and product information is available at WWW.TELCORESEARCH.COM.

ABOUT BARNHILL MANAGEMENT GROUP
A player in the high-tech consulting market since 1956, Barnhill Management Group provides a unique "single source" for both product and service solutions for complex infrastructure management problems. Over one hundred Fortune 1000 companies have initiated new systems or built upon existing ones using Barnhill's cost-effective model. These fixed-fee packages include management consulting, needs analysis, requirements definition, systems integration, project management, network planning and implementation. Company information is available at www.barnhill.com.

ABOUT PEREGRINE SYSTEMS, INC.
Peregrine Systems is the leading provider of Employee Self Service and e-Infrastructure Management solutions that help ensure the reliability, productivity and cost-effectiveness of organizational infrastructure. Peregrine Systems provides Infrastructure Management solutions to organizations to permit them to manage the availability and cost of their technology, facilities, and transportation infrastructure. Peregrine Systems also provides

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Get.It! Employee Self Service Weblications to allow any employee in the organization to get what they need to get their job done. By integrating Employee Self Service Weblications, such as e-Procurement, with total lifecycle infrastructure management, our solutions empower organizations to make better and faster business decisions. In a world moving toward 24-hour global e-Business, e-Infrastructure Management coupled with Employee Self Service is a key to competitive success.

Founded in 1981, Peregrine Systems is headquartered in San Diego, California with offices throughout the United States as well as in the United Kingdom, Belgium, Canada, France, Germany, Denmark, Italy, Japan, Netherlands, Sweden, Australia and Singapore. Peregrine Systems also has alliance partners and distributors located throughout these regions and in Latin America. More information on Peregrine Systems is available on the World Wide Web at http://www.peregrine.com

THIS PRESS RELEASE CONTAINS BOTH HISTORICAL INFORMATION AND FORWARD LOOKING INFORMATION. NUMEROUS IMPORTANT FACTORS AFFECT THE COMPANY'S OPERATING RESULTS AND COULD CAUSE THE COMPANY'S ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE RESULTS INDICATED IN THIS PRESS RELEASE OR IN ANY OTHER FORWARD LOOKING STATEMENTS MADE BY, OR ON BEHALF OF, THE COMPANY, AND THERE CAN BE NO ASSURANCE THAT FUTURE RESULTS WILL MEET EXPECTATIONS. THESE FACTORS INCLUDE, BUT ARE NOT LIMITED TO, THE FOLLOWING: 1) THE COMPANY'S REVENUES AND EARNINGS ARE SUBJECT TO A NUMBER OF FACTORS THAT MAKE ESTIMATION OF OPERATING RESULTS PRIOR TO THE END OF A QUARTER EXTREMELY UNCERTAIN; 2) COMPETITION FOR THE COMPANY'S PRODUCTS IS INTENSE; 3) THE UNCERTAINTIES OF WHETHER NEW SOFTWARE PRODUCTS AND PRODUCT STRATEGIES WILL BE SUCCESSFUL; 4) RISKS ASSOCIATED WITH THE ACQUISITION OF TELCO RESEARCH AND OTHER ACQUISITIONS, INCLUDING THE INABILITY TO COMPLETE AN ACQUISITION AND POTENTIAL DIFFICULTIES IN THE ASSIMILATION OF OPERATIONS OF THE ACQUIRED COMPANY OR ASSETS; AND 5) THE ADDITIONAL CONSIDERATIONS AND IMPORTANT FACTORS DESCRIBED ON THE COMPANY'S REPORT ON 10-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IN JUNE 1999 AND SUBSEQUENT FORMS 10-Q FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, COPIES OF WHICH ARE AVAILABLE ON REQUEST FROM THE INVESTOR RELATIONS DEPARTMENT OF THE COMPANY.

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PEREGRINE SYSTEMS AND SERVICECENTER ARE REGISTERED TRADEMARKS AND ASSETCENTER,
FACILITYCENTER, GET.IT! AND WEBLICATIONS ARE TRADEMARKS OF PEREGRINE SYSTEMS, INC. TRU C@LL ACCOUNTANT, TRU SERVER, TRU SYSTEM, TRU ENTERPRISE NETWORK ACCOUNTANT, TRU ACCESS MANAGER AND SPECTIF ARE TRADEMARKS OF TELCO RESEARCH CORPORATION LIMITED. ALL OTHER TRADEMARKS ARE THE PROPERTY OF THEIR RESPECTIVE OWNERS.